Exhibit 99.3

LETTER OF TRANSMITTAL

For Certificates Formerly Representing Capital Stock

of

HeritageBanc, Inc.

Surrendered in Connection with the Merger of

Old Second Acquisition, Inc.

into

HeritageBanc, Inc.

Exchange Agent for the Merger

LaSalle Bank National Association

Delivery Instructions:

By Mail or

Overnight Delivery:

LaSalle Bank, N.A.

Attn: Shareholder Services

135 S. LaSalle Street, Suite 1811

Chicago, IL 60603

Telephone 1-800-246-5761, Option 2

This Letter of Transmittal must be completed, signed and delivered to the Exchange Agent if certificates formerly representing shares of HeritageBanc, Inc. are to be surrendered for payment of the merger consideration in connection with the merger of Old Second Acquisition, Inc. with and into HeritageBanc, Inc.

Description of Shares Surrendered (See Instruction 2)
Name(s) and address(es) of Registered Holder(s) (Please fill in, if blank)
Certificate Number(s)*	Class of Stock		Total Number of Shares Represented by Certificate
	Common	Preferred

Total Shares

☐ CHECK HERE IF CERTIFICATES HAVE BEEN LOST, STOLEN OR DESTROYED

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

In accordance with the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 5, 2007, by and among Old Second Bancorp, Inc. (“Old Second”), Old Second Acquisition, Inc. (“Merger Sub”) and HeritageBanc, Inc. (“HeritageBanc”), providing for the merger of Merger Sub with and into HeritageBanc, the certificates (the “Certificates”) representing the shares (the “Shares”) of common stock of HeritageBanc, par value $20.00 per share, (“HeritageBanc Common Stock”), described on the preceding page hereby are surrendered to you, as the Exchange Agent, in exchange for the right to receive merger consideration as set forth in the Merger Agreement.  Pursuant to the Merger Agreement, HeritageBanc shareholders may make an election to receive their consideration in cash, shares of Old Second common stock, par value $1.00 per share (“Old Second Common Stock”), or a combination thereof, subject to proration procedures designed to ensure that, on an aggregate basis, 50% of the shares of HeritageBanc Common Stock that were outstanding at the time of the Merger are converted into the right to receive cash and 50% are converted into the right to receive Old Second Common Stock.

The undersigned understands that the surrender of Certificates shall not be deemed to have been in acceptable form until receipt by the Exchange Agent of this Letter of Transmittal properly completed and signed, together with all required documents, in form satisfactory to Old Second and the Exchange Agent.  All questions as to the documents, validity, form, eligibility and acceptance for payment of any Certificates surrendered pursuant to any of the procedures described herein will be determined by the Exchange Agent, and its reasonable determination shall be final and binding.

The undersigned hereby irrevocably constitutes the Exchange Agent, or its designee or appointee, his, her or its  true and lawful attorney-in-fact with respect to the Certificates surrendered herewith, to deliver such Certificates together with all accompanying evidences of authority, against receipt therefor (as the undersigned’s agent) of the merger consideration as provided in the Merger Agreement and in this Letter of Transmittal (such power of attorney being deemed a power coupled with an interest).

The undersigned hereby represents and warrants that as of the date hereof the undersigned is, and as of the effective date of the Merger the undersigned was, the registered holder of the Shares, with good title to the Shares and full power and authority to sell, assign and transfer the Shares represented by the Certificate(s), free and clear of all liens, claims, restrictions, charges and encumbrances of any kind whatsoever and not subject to any adverse claim.  The undersigned, upon request, will execute and deliver any additional documents necessary or desirable to complete the proper surrender of the Certificate(s).  All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive the death or incapacity of the undersigned.

No interest will accrue on any amounts payable hereunder.

INSTRUCTIONS

1.             Completion. The Election Form and Letter of Transmittal should be completed, signed and submitted, together with your Certificate(s), by mail, overnight courier or hand delivery to the Exchange Agent in the enclosed envelope addressed to the Exchange Agent.  Until a record holder’s Certificate(s) are received by the Exchange Agent, together with any other documents the Exchange Agent may require, and the same are processed for exchange by the Exchange Agent, and until the final merger consideration allocations are completed, the holder will not receive any shares of Old Second Common Stock and/or a check representing the cash consideration or check representing cash in lieu of fractional shares (if any) in exchange for the holder’s share Certificate(s).

2.             Guarantee of Signatures.   Signatures on the Letter of Transmittal need not be guaranteed: (a) if the Letter of Transmittal is signed by the registered holder(s) of the Certificate(s) transmitted herewith and such holder(s) has (have) not completed the instruction entitled “Special Payment Instruments” and/or “Special Delivery Instructions” on the Letter of Transmittal; or (b) if such Certificates are transmitted for the account of an Eligible Institution.  In all other cases, all signatures on the Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each of the foregoing constituting an “Eligible Institution”).  See Instruction 5.

3.             Delivery of Letter of Transmittal and Certificates; Lost Certificates.  Certificates surrendered, as well as a properly completed and duly executed Election Form and Letter of Transmittal, any required signature guarantees and any other documents required by the Letter of Transmittal, must be delivered to the Exchange Agent at its address set forth on the cover of the Letter of Transmittal.  For your convenience, a return envelope is enclosed.  In the event that your Certificates have been lost or destroyed, please indicate this on the face of the Letter of Transmittal.  The Exchange Agent will forward you additional documentation that you must complete in order to effectively surrender lost or destroyed Certificates.  A surety bond may be required.  All questions as to the documents, validity, form, eligibility and acceptance for payment of any Certificates surrendered pursuant to any of the procedures described herein will be determined by the Exchange Agent, and its reasonable determination shall be final and binding.  Delivery of Certificates surrendered hereby shall be effected and risk of loss and title to Certificates shall pass only upon proper delivery thereof to the Exchange Agent.  Delivery of documents to an address other than the address set forth on the cover of the Letter of Transmittal does not constitute delivery to the Exchange Agent.  The surrender of Certificates will be deemed made only when the Letter of Transmittal and any other documents are actually received by the Exchange Agent.

The method of delivery of Certificates and the other required documents is at the option and risk of the tendering holder.  If sent by mail, registered mail with return receipt requested, is recommended.

4.             Inadequate Space.  If the space provided herein is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached hereto.

5.             Signatures on the Letter of Transmittal, Stock Powers and Endorsements.  If the Letter of Transmittal is signed by the registered holder(s) of the Certificate(s) transmitted thereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Certificates transmitted thereby are held of record by two or more joint holders, all such holders must sign the Letter of Transmittal.

If any of the Certificates transmitted hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

When the Letter of Transmittal is signed by the registered holder(s) of the Certificate(s) listed and transmitted hereby, no endorsements of certificates or separate stock powers or signature guarantees are required.  If, however, the Letter of Transmittal is signed by a person other than the registered holder(s), then the Certificate(s) transmitted thereby must be endorsed or accompanied by appropriate stock powers.  An Eligible Institution must guarantee all signatures on such Certificates or stock powers and on the Letter of Transmittal if special payment instructions are given.

If the Letter of Transmittal or any Certificate is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Exchange Agent of this authority so to act must be submitted.

6.             Special Payment and Delivery Instructions.  If a check is to be issued in the name(s) of person(s) other than the signer(s) of the Letter of Transmittal or if a check is to be sent to someone other than the signer of the Letter of Transmittal or to an address other than that shown above, the appropriate boxes on the Letter of Transmittal should be completed.  If the shares and/or check are to be issued in the name of a person(s) other than the record holder(s) or if the name of the record holder(s) needs to be corrected or changed (by marriage or otherwise), the box entitled “Special Issuance Instructions” on the Letter of Transmittal must be completed.  If the shares and/or check are to be sent to a person(s) other than the record holder(s) or to the record holder(s) at an address other than that of the record holder(s), the box entitled “Special Delivery Instructions” on the Letter of Transmittal must be completed.

7.             Requests for Assistance and Additional Copies.  Request for assistance may be directed to the Exchange Agent or to your broker, dealer, commercial bank or trust company. Additional copies of the Election Form and Letter of Transmittal and the Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Exchange Agent at the address set forth above.

8.             Substitute Form W-9.  Each tendering holder is required to provide the Exchange Agent with a correct taxpayer identification number (“TIN”), generally the holder’s social security or federal employer identification number, on Substitute Form W-9, which is provided below.  You must cross out item (2) in the certification box on the Substitute Form W-9 if you are subject to backup withholding.  Failure to provide the information on the form may subject the tendering holder to 28% federal income tax withholding on the payments made to the holder or other payee with respect to their Certificates.  The box in Part 3 of the form may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future.  If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within sixty (60) days, thereafter the Exchange Agent will withhold 28% of all payments of the Merger Consideration until a TIN is provided to the Exchange Agent.

9.             No Conditional Surrender.  No alternative, conditional or contingent surrender of Certificates will be accepted.

10.          Election Deadline and Non-Election.  The Election Form and Letter of Transmittal are to be completed and submitted to the Exchange Agent prior to 5:00 p.m., Chicago time, on February 1, 2008, which is the “Election Deadline” by those holders of shares of HeritageBanc Common Stock desiring to make an election. Holders of shares of HeritageBanc Common Stock who do not complete and submit the Election Form and Letter of Transmittal prior to the Election Deadline cannot make an election.  Non-electing holders will be allocated cash, shares of Old Second common stock or a combination thereof as needed to satisfy the overall 50% cash and 50% stock requirement pursuant to the proration procedures set forth in the Merger Agreement and described in the Proxy Statement.

11.          Change or Revocation of Election.  Any holder of shares of HeritageBanc Common Stock who has made an election by submitting an Election Form and Letter of Transmittal to the Exchange Agent may, at any time prior to the Election Deadline, change that holder’s election by submitting to the Exchange Agent a revised Election Form and Letter of Transmittal, properly completed and signed, so long as such revised documents are received by the Exchange Agent prior to the Election Deadline.  Any holder of shares of HeritageBanc Common Stock may, at any time prior to the Election Deadline, revoke the election and withdraw the certificate(s) for the holder’s shares of HeritageBanc Common Stock deposited with the Exchange Agent by written notice to the Exchange Agent, so long as such notice is received prior to the Election Deadline.  After the Election Deadline, a holder of shares of HeritageBanc Common Stock may not change the election and may not withdraw his or her Certificate(s) unless the Merger Agreement is terminated.

12.          Construction.  All elections will be considered in accordance with the terms and conditions of the Merger Agreement.  All questions with respect to the Election Form and Letter of Transmittal (including, without limitation, questions relating to the timeliness, effectiveness or revocation of any election) will be resolved by the Exchange Agent in its sole discretion and such resolution will be final and binding (or by mutual agreement of Old Second and HeritageBanc in the event that the Exchange Agent declines to make any such determination).

The Exchange Agent may (but is not required to) waive any immaterial defects or variances in the manner in which the Election Form and Letter of Transmittal has been completed and submitted so long as the intent of the holder of HeritageBanc Common Stock submitting the Election Form and Letter of Transmittal is reasonably clear.  Neither the Exchange Agent nor Old Second is under any obligation to provide notification of any defects in the deposit and surrender of any Certificate(s), nor shall the Exchange Agent or Old Second be liable for any failure to give any such notification.

13.          Non-Consummation of Merger.  Consummation of the Merger is subject to the required approval of the shareholders of HeritageBanc, the receipt of all required regulatory approvals and the satisfaction of certain other conditions.  No payments related to any surrender of the Certificate(s) will be made prior to the consummation of the Merger, and no payments will be made to shareholders if the Merger Agreement is terminated.  If the Merger Agreement is terminated, all elections will be void and of no effect and Certificates submitted to the Exchange Agent will be returned as soon as practicable to the persons submitting them.

14.          Voting.  Completing and returning the Election Form and Letter of Transmittal does not have the effect of casting a vote with respect to adoption of the Merger Agreement at the special meeting of shareholders of HeritageBanc.  For information on how to vote to approve the Merger Agreement, please consult the Proxy Statement.

15.          Miscellaneous and Inquires.  All inquires regarding the surrender of shares and the Letter of Transmittal should be directed to the Exchange Agent at the address listed above or by calling the Exchange Agent at 800-246-5761.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 4 and 5) To be completed ONLY if the check for the Merger Consideration is to be issued in the name of someone other than the registered holder.

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 4 and 5)

To be completed ONLY if the check for the Merger Consideration is to be sent to someone other than the registered holder or to the registered holder at an address other than that below.

Issue check to:		Mail check to:

Name:		Name:
	(Please print)		(Please print)

Address:		Address:

	(Zip Code)		(Zip Code)

(Taxpayer Identification or Social Security No.):		(Taxpayer Identification or Social Security No.):

SIGN HERE

Also complete Substitute Form W-9
Signature(s) of Holder(s):

Dated:	, 2007

(Must be signed by registered holder(s) exactly as name(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.  If signature is by an officer of a corporation, attorney-in-fact, executor, administrator, trustee, guardian or other person(s) acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.)

Name(s):

(Print Name)

Capacity (Full Title):
Address:

Area Code and Tel. No:

Taxpayer Identification or Social Security Number:

NOTE: If you do not wish to appoint the Agent to act on your behalf following the Effective Time, please see Instruction 9.

GUARANTEE OF SIGNATURE(S) (If Required—See Instructions 1 and 4)
Authorized Signature:

Name(s):
(Please print)
Name of Firm:

Address:

Area Code and Tel. No.:	Dated:

REMEMBER TO ENCLOSE YOUR CERTIFICATES

IMPORTANT TAX INFORMATION

Under federal tax law, a holder who transmits Certificates hereby is required by law to provide the Exchange Agent with such holder’s correct TIN on Substitute Form W-9 below.  If such holder is  an individual, the TIN is his or her social security number.  If the Exchange Agent is not provided with the correct TIN, the holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service.  In addition, payments that are made to such holder or other payee with respect to Certificates may be subject to backup withholding.

Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.  In order for a foreign individual to qualify as an exempt recipient, that holder must submit to the Exchange Agent a properly completed Internal Revenue Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status.  A Form W-8 can be obtained from the Exchange Agent.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any payments made to the holder or other payee.  Backup withholding is not an additional tax.  Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.  If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

To prevent backup withholding on payments made to a holder or other payee with respect to Certificates, the holder is required to notify the Exchange Agent of the holder’s correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (1) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding (3) the holder is a U.S. person (including a U.S. resident alien).

What Number to Give the Exchange Agent

The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Certificates.  If the Certificates are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

NOTE:          Failure to complete and return Substitute Form W-9 may result in backup withholding of 28% of any payments made to you pursuant to the Merger. Please review the enclosed guidelines for certification of taxpayer identification number on Substitute Form W-9 for additional details.

CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER

ON SUBSTITUTE FORM W-9

Payer’s Name:  LaSalle Bank, N.A.

(See Instruction 7)

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part 1— PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number(s)

OR
Employer Identification Number:

Part 2—

Certification — under penalties of perjury, I certify that:

1.  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me).

2.  I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am not longer subject to backup withholding.

3.  I am a U.S. person (including a U.S. resident alien).

Certification instructions-You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

Part 3— awaiting TIN [ ]

Please sign here (X) SIGNATURE(S)			Date:

(Print Name)

Telephone	( )

(Signature(s) of Registered Owner(s) or Authorized Agent) Your signature is both acknowledgement of the terms of the exchange of your Certificates and certification of your Taxpayer Identification Number.

You must complete the following certificate if you

checked the box in Part 3 of Substitute Form W-9.

Certificate of Awaiting Taxpayer Identification Number

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number within sixty (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

Signature	Date